Securities and Exchange Commission
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 7, 2002


                      DEMAND FINANCIAL INTERNATIONAL, LTD.


             (Exact name of registrant as specified in its charter)


           Nevada                                               000-32629
  (State or other jurisdiction                             (Commission File No.)
       of incorporation)

 141 Adelaide Street West, Suite 1004
    Toronto, Ontario, Canada                                     M5H-3L5
(Address of principal executive offices)                      (Postal Code)


    Registrant's telephone number, including area code:(416) 777-0477 (x227)

Item 4. Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                 (i) On January 7, 2002, Eric Bolin CPA, P.A., the independent accountants of Demand Financial International, Ltd. ("Registrant"), resigned.

                 (ii) The reports of Eric Bolin CPA, P.C. and the predecessor accountants to the Registrant, Simon Krowitz Bolin & Associates, P.A., on the 1999 and 2000 financial statements contained no adverse opinion, disclaimer of opinion or modification of the opinion other than the statement that the Registrant has no established source of income and this fact raises substantial doubt about the Registrant's ability to continue as a going concern.

                  (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants on January 7, 2002.

                  (iv) In connection with its audits for the two most recent fiscal years and review of unaudited financial statements through January 7, 2002, there have been no disagreements with Eric Bolin CPA, P.C. and the predecessor accountants to the Registrant, Simon, Krowitz Bolin & Associates, P.A., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Eric Bolin CPA, P.C. and the predecessor accountants to the Registrant, Simon Krowitz Bolin & Associates, P.A., would have caused them to make reference thereto in their report on the financial statements.

                  (v) During the two most recent fiscal years and through January 7, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Registrant requested that Eric Bolin CPA, P.C. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

         (b)      New independent accountants

                  The Registrant engaged Malone & Bailey, PLLC as its new independent accountants as of January 7, 2001. During the two most recent fiscal years and through January 7, 2002, the Registrant has not consulted with Malone & Bailey, PLLC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

         (c)      Exhibits:

         16.1     Letter from Eric Bolin CPA, P.C. dated January 7, 2002

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DEMAND FINANCIAL INTERNATIONAL, LTD.



                                            /s/ Mitchell Geisler
                                            -----------------------------------
                                            Name: Mitchell Geisler
                                            Title:   President


Date:  January 7, 2002